UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 04178 )

Exact name of registrant as specified in charter:	Putnam American Government Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2010

Date of reporting period: October 1, 2009 — March 31, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PAGVX

Putnam American Government Income Fund

Semiannual report
3 | 31 | 10

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
American Government
Income Fund

Semiannual report
3 | 31 | 10

Message from the Trustees	2

About the fund	4

Performance snapshot	6

Interview with your fund’s portfolio manager	7

Your fund’s performance	12

Your fund’s expenses	14

Terms and definitions	16

Trustee approval of management contract	17

Other information for shareholders	28

Financial statements	29

Shareholder meeting results	64

Message from the Trustees

Dear Fellow Shareholder:

Global equity markets have continued to rebound from last year’s lows, bolstered by strengthening economic growth and robust earnings results. Major stock indexes have hit highs not seen since the fall of 2008. And although opportunities in fixed income are somewhat diminished following the bond market’s historic rally last year, pockets of attractive valuations and opportunity remain.

Last year, investors who deployed cash in the markets were generally rewarded across a range of asset categories. This year, success is requiring more analysis, insight, and expertise. Active money management — Putnam’s core strength — is very important during times like these.

One lesson that can be drawn from the painful downturn of 2008 and early 2009 is the importance of diversification and asset allocation, which mutual funds offer. Although diversification does not guarantee a profit or protect against loss, it remains an important investment principle and one we believe is worth pursuing in all market environments.

Lastly, we would like to thank all shareholders who took the time to vote by proxy on a number of issues, including shareholder-friendly management fee changes, which went into effect earlier this year. We also would like to welcome new shareholders to the fund and thank all of our investors for your continued confidence in Putnam.

About the fund

Investing in government securities

When the U.S. government needs to finance a project, one way it raises capital is through the Bureau of the Public Debt. Every year, the Bureau holds more than 100 auctions for various government bonds (called Treasuries). U.S. Treasuries have traditionally been considered a safe investment because they are backed by the full faith and credit of the United States. In other words, the U.S. government’s ability to generate tax revenue guarantees payment on any outstanding Treasury debt. Treasuries, however, tend to generate relatively low returns.

In addition to U.S. Treasuries, Putnam American Government Income Fund invests in instruments such as mortgage-backed securities (MBSs). MBSs are essentially securities that represent a stake in the principal from, and interest paid on, a collection of mortgages. Most MBSs are created when government-sponsored entities, including Fannie Mae, Ginnie Mae, and Freddie Mac, buy mortgages from financial institutions, such as banks or credit unions, and package them together by the thousands. These pools of mortgages act as collateral for the MBSs that government-sponsored entities sell to different financial entities, such as your fund.

As a consequence of the credit crisis that gripped financial markets in 2007 and 2008, Fannie Mae and Freddie Mac were placed under conservatorship by their regulator, the Federal Housing Finance Agency, and were given a line of credit with the U.S. Treasury. By investing in both Treasuries and MBSs, the fund’s managers seek to maintain a relatively low risk profile for the portfolio, while supplementing returns for long-term investors.

Consider these risks before investing: Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The use of derivatives involves special risks and may result in losses.

Understanding mortgage-
related securities

MBSs (Mortgage-backed securities): MBSs are pools of mortgages used as collateral for issuing a security. These securities represent claims on the principal and interest payments made by the borrowers whose loans are in the pool.

Fannie Mae (Federal National Mortgage Association) and Freddie Mac (Federal Home Loan Mortgage Corporation): Formerly public companies, Fannie Mae and Freddie Mac were placed under conservator-ship by the U.S. government in September 2008 and are now controlled by the Federal Housing Finance Agency. Both companies buy mortgages from primary lenders (savings and loans, commercial banks, credit unions, and housing finance agencies) and develop MBSs that may carry an explicit government guarantee on the payment of principal and interest.

Ginnie Mae (Government National Mortgage Association): Ginnie Mae is a government-owned corporation established in 1968 whose MBSs are backed by the full faith and credit of the U.S. government.

Collateralized mortgage obligations (CMOs):

CMOs are structured mortgage-backed securities that use pools of MBSs, or mortgage loans themselves, as collateral and carve the cash flows into different classes to meet the needs of various investors.

Treasuries and mortgage-backed securities have historically
been less volatile than stocks.

4	5

Performance
snapshot

Annualized total return (%) comparison as of 3/31/10

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 7 and 12–13 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your
fund’s portfolio manager

Rob Bloemker

Rob, how did Putnam American
Government Income Fund perform for
the semiannual period?

The fund continued to post solid returns over the semiannual period, outperforming both its benchmark and its peers. For the six months ended March 31, 2010, the fund’s class A shares returned 4.84%, outpacing the benchmark, Barclays Capital Government Bond Index, which returned 0.09%. Meanwhile, our Lipper category, General U.S. Government Funds, returned 0.35%.

What has been driving the fund’s recent success?

The primary reason for our outperformance was our strategy within collateralized mortgage obligations, or CMOs, which are not held by the benchmark. The best performance came from our investments in interest-only securities, or IOs, which have performed very well over the past 15 or so months.

These securities are designed so that the longer homeowners take to pay down their mortgages, the more valuable the securities become. In essence, the longer it takes to pay down principal, the more money a bondholder will make from interest payments on that loan. In the case of IOs, two factors have contributed to low levels of prepayment: falling home prices and increased difficulty in getting a mortgage. The net result is that these securities have become increasingly attractive.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/10. See pages 6 and 12–13 for additional fund performance information. Index descriptions can be found on page 16.

Also, as investors have become more aware of this opportunity, demand has increased in the sector, further benefiting returns.

Is there added risk that accompanies the
returns from interest-only securities?

There’s generally minimal credit risk associated with the fund’s IOs because these are agency securities that are backed by the full faith and credit of the federal government. There is prepayment risk associated with these securities as homeowners have the ability to prepay their mortgage. Also, liquidity risk is involved in a smaller market like IOs. That’s why we analyze these securities very closely and continually monitor the liquidity levels in the IO market.

Has that analysis led to any notable
changes in portfolio composition in the
past six months?

Following this period of outperformance, we have begun to reduce our CMO exposure.

Given that this is a relatively conservative government securities fund, we’ve analyzed the risk/reward in CMOs going forward and have cut our exposure by nearly half.

We continue to see great value in CMOs and believe they could continue to drive outperformance. We simply feel that there is an increased possibility for volatility in the future, however, which has been the driving force for the recent reduction in CMO exposure.

What is your outlook?

We’re drawing to the end of a period in which the government bond market has been artificially supported by the federal government. For an extended period, the Federal Reserve [the Fed] has been trying to improve the credit and loan markets by keeping the federal funds rate — a short-term interbank lending rate — close to 0% and simultaneously buying short-term securities to keep rates low.

Portfolio composition as of 3/31/10

Allocations are represented as a percentage of portfolio value and include derivative instruments. These may differ from allocations shown later in this report. Holdings and allocations may vary over time.

“The primary reason for our outper-
formance was our strategy within
collateralized mortgage ”

Rob Bloemker

In all, the Fed has purchased $200 billion of agency debt and $1.25 trillion of agency mortgages, which is about 25% of the government mortgage market. By reducing this supply, the government has been artificially supporting prices for government agency securities.

Not only is the Fed exiting the market, but, as the economy improves, people who would generally be interested in government securities may begin looking elsewhere.

On the flip side, the end of the $1.25 trillion purchase of agency mortgages could portend good things for the fund. We have begun to see mortgage rates rise already, and, as they do, that typically causes mortgage prepayments to slow even further.

With interest-only securities, as prepayments slow, the value of cash flows increases. Given the current state of the housing market, we firmly believe that prepayment speeds should continue to decelerate. This would bode well for our interest-only strategy. Not only do the securities become more valuable, but the length of time the fund would receive interest payments also increases. Overall, we feel confident that the fund is well positioned.

Of special interest

During the semiannual period, the fund’s monthly dividend payment increased three times — in November 2009 and January and March 2010. The rate went from 0.038 cents per share to 0.046 cents per share. The increases were due to a rise in interest income earned in the fund.

Comparison of maturity composition

This chart illustrates the fund’s composition by maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges will vary over time.

IN THE NEWS

The Federal Reserve Board (the Fed) has started to tap the brakes on its unprecedented stimulus efforts. The central bank recently ended its 15-month $1.25 trillion mortgage-bond purchase program, which helped financial institutions find a market for their mortgage-backed assets, and kept mortgage rates low in an effort to buoy the battered real estate market. The program was part of the government’s “quantitative easing” campaign designed to inject liquidity into the frozen credit markets in the wake of the 2008 Lehman Brothers collapse. Despite the Fed’s exit, mortgage rates and mortgage-bond prices are expected to remain stable over the near term. The Fed has said it will keep its benchmark federal funds rate at near zero, where it has been since December 2008, for an “extended period.”

Credit quality overview

Credit qualities are shown as a percentage of net assets as of 3/31/10. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes cash bonds and cash, and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments. Rated derivatives are shown in the applicable Moody’s category. Unrated derivatives are shown in the not-rated category. If the aggregate market value of unrated cash bonds plus unrealized losses on unrated derivatives is negative, the sum will be expressed as 0.0% for the not-rated category.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Rob Bloemker is Head of Fixed Income at Putnam. He has a B.S. and a B.A. from Washington University. Rob joined Putnam in 1999 and has been in the investment industry since 1988.

In addition to Rob, your fund’s portfolio managers are Daniel Choquette and Michael Salm.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2010, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/1/85)		(5/20/94)		(7/26/99)		(2/14/95)		(4/1/03)	(7/2/01)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	6.84%	6.67%	5.98%	5.98%	6.04%	6.04%	6.53%	6.39%	6.58%	6.94%

10 years	81.30	74.00	67.88	67.88	68.46	68.46	76.87	71.13	76.98	85.40
Annual average	6.13	5.70	5.32	5.32	5.35	5.35	5.87	5.52	5.87	6.37

5 years	39.36	33.85	34.28	32.28	34.41	34.41	37.75	33.31	37.75	41.27
Annual average	6.86	6.00	6.07	5.75	6.09	6.09	6.62	5.92	6.62	7.15

3 years	31.26	26.01	28.36	25.35	28.38	28.38	30.33	26.09	30.35	32.34
Annual average	9.49	8.01	8.68	7.82	8.68	8.68	9.23	8.03	9.24	9.79

1 year	16.83	12.14	15.92	10.92	16.04	15.04	16.56	12.74	16.68	17.27

6 months	4.84	0.68	4.48	-0.52	4.46	3.46	4.69	1.24	4.83	5.08

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns For periods ended 3/31/10

	Barclays Capital	Lipper General U.S. Government
	Government Bond Index	Funds category average*

Annual average (life of fund)	7.78%	6.82%

10 years	77.98	64.85
Annual average	5.93	5.09

5 years	28.80	23.08
Annual average	5.19	4.22

3 years	19.04	15.74
Annual average	5.98	4.96

1 year	–0.13	2.40

6 months	0.09	0.35

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/10, there were 144, 143, 134, 114, 82, and 8 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.237		$0.199	$0.199	$0.225		$0.226	$0.249

Capital gains	—		—	—	—		—	—

Total	$0.237		$0.199	$0.199	$0.225		$0.226	$0.249

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

9/30/09	$9.92	$10.33	$9.85	$9.89	$9.98	$10.32	$9.92	$9.90

3/31/10	10.16	10.58	10.09	10.13	10.22	10.56	10.17	10.15

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	5.43%	5.22%	4.76%	4.74%	5.17%	5.00%	5.31%	5.67%

Current 30-day SEC yield [2,3]	N/A	4.21	3.63	3.63	N/A	4.00	4.14	4.64

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund may have limited expenses, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 9/30/09*	0.94%	1.69%	1.69%	1.19%	1.19%	0.69%

Annualized expense ratio for the six-month period
ended 3/31/10†	1.05%	1.80%	1.80%	1.30%	1.30%	0.80%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects projected expenses under a new management contract effective 1/1/10 and a new expense arrangement.

† Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.08% of average assets for the six months ended 3/31/10.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam American Government Income Fund from October 1, 2009, to March 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.36	$9.18	$9.18	$6.63	$6.64	$4.09

Ending value (after expenses)	$1,048.40	$1,044.80	$1,044.60	$1,046.90	$1,048.30	$1,050.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2010, use the following calculation method. To find the value of your investment on October 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.29	$9.05	$9.05	$6.54	$6.54	$4.03

Ending value (after expenses)	$1,019.70	$1,015.96	$1,015.96	$1,018.45	$1,018.45	$1,020.94

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

BofA (Bank of America) Merrill Lynch U.S.

3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2009. In addition, at the Trustees’ September 11, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, a sub-management contract with respect to your fund, between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), effective January 30, 2010. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic
pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements (and the new sub-management contract between Putnam Management and PIL, which the Trustees evaluated in large part based on their review of contractual arrangements in June 2009) as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances  — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 46th percentile in management fees and in the 42nd percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees (as applicable) and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation is applicable to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007.

This additional expense limitation was applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper General U.S. Government Funds) for the one-year, three-year and five-year periods ended March 31, 2009 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	78th

Three-year period	49th

Five-year period	51st

Over the one-year, three-year and five-year periods ended March 31, 2009, there were 156, 142 and 124 funds, respectively, in your fund’s Lipper peer group. Past performance is no guarantee of future results.

The Trustees noted the disappointing performance for certain funds, as well as certain circumstances that may have contributed to that performance and the actions taken by Putnam Management to address these funds’ performance. The Trustees also considered the four broad initiatives that Putnam Management has implemented to improve its investment approach, to reduce the likelihood of fourth quartile results, and to deliver on its long-term investment goals. Specifically, Putnam Management has:

1 . Increased accountability and reduced complexity in the portfolio management process for the Putnam equity funds by replacing a team management structure with a decision-making process that vests full authority and responsibility with individual portfolio managers;

2. Clarified Putnam Management’s investment process by affirming a fundamental-driven approach to investing, with quantitative analysis providing additional input for investment decisions;

3. Strengthened Putnam Management’s large-cap equity research capability by adding multiple new investment personnel to the team and by bringing U.S. and international research under common leadership; and

4. Realigned compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

The Trustees noted the disappointing performance for your fund for the one-year period ended March 31, 2009. The Trustees considered Putnam Management’s belief that significant volatility and illiquidity in the markets contributed to the fund’s relative underperformance during these periods. In addition, the Trustees considered Putnam Management’s decision to implement initiative 4 described above. The Trustees also considered Putnam Management’s continued belief that the fund’s investment strategy and process are designed to produce attractive relative performance over longer periods, and noted improvements in the fund’s recent year-to-date performance as of March 31, 2009 as the markets began to show signs of stabilizing.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Management entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic
pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund (other than Putnam Money Market Liquidity Fund and the Putnam RetirementReady® Funds). In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

At a meeting held on November 19, 2009, shareholders approved the proposed management contract for your fund. The new management contract was implemented on January 1, 2010.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund (other than Putnam Money Market Liquidity Fund and the Putnam RetirementReady® Funds, which do not pay management fees to Putnam Management) benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

	Proposed Effective	Current Effective
Name of Fund	Contractual Rate	Contractual Rate	Difference

Putnam American Government Income Fund	0.412%	0.622%	(0.210)%

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under the current management contract. For a small number of funds (although not your fund), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds (performance adjustments were not proposed for your fund) and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Manage-

ment and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, the fixed income funds, including your fund, and asset allocation funds were subject to management fee waivers that reduced these funds’ management fees pending implementation of the proposed management contracts, and in any event, through July 31, 2010. In addition, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

Other information for shareholders

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2010, Putnam employees had approximately $340,000,000 and the Trustees had approximately $48,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 3/31/10 (Unaudited)

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (68.1%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (50.8%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from December 15, 2031
to July 20, 2036	$1,782,916	$1,934,458
6s, with due dates from February 15, 2026
to August 20, 2039 Δ	113,476,353	121,668,022
6s, with due dates from October 15, 2023
to March 15, 2024	81,628	88,407
5s, March 20, 2040 Δ	209,279,000	217,290,451
5s, TBA, April 1, 2040	22,900,000	23,731,908

		364,713,246
U.S. Government Agency Mortgage Obligations (17.3%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
7 1/2s, October 1, 2029	1,257,450	1,378,833
6s, September 1, 2021	32,626	35,473
5 1/2s, with due dates from July 1, 2019 to August 1, 2019	477,974	515,390
4 1/2s, with due dates from January 1, 2037 to June 1, 2037	2,391,357	2,414,906

Federal National Mortgage Association
Pass-Through Certificates
7s, with due dates from April 1, 2032 to January 1, 2036	2,327,353	2,573,134
6 1/2s, with due dates from October 1, 2032
to December 1, 2037	1,842,213	1,991,119
6 1/2s, with due dates from July 1, 2016 to February 1, 2017	129,384	140,088
6s, with due dates from August 1, 2037 to November 1, 2037	33,859	35,907
6s, with due dates from July 1, 2011 to August 1, 2022	5,582,448	6,039,328
6s, TBA, May 1, 2040	39,000,000	41,579,179
6s, TBA, April 1, 2040	39,000,000	41,419,217
5 1/2s, with due dates from November 1, 2036
to April 1, 2038	22,505,352	23,701,442
5 1/2s, with due dates from December 1, 2011
to February 1, 2021	1,229,354	1,323,434
5s, with due dates from January 1, 2038 to February 1, 2038	304,306	314,017
5s, March 1, 2021	59,402	63,138
4 1/2s, March 1, 2039	364,507	365,688
4s, with due dates from May 1, 2019 to September 1, 2020	544,788	564,960

		124,455,253
Total U.S. government and agency mortgage obligations (cost $487,870,796)		$489,168,499

U.S. TREASURY OBLIGATIONS (14.8%)*	Principal amount	Value

U.S. Treasury Bonds
8s, November 15, 2021	$16,475,000	$22,453,623
7 1/2s, November 15, 2016	10,948,000	13,832,969
6 1/4s, May 15, 2030	10,723,000	13,130,648
6 1/4s, August 15, 2023	17,491,000	21,027,462
6s, February 15, 2026	15,756,000	18,589,619
5 1/4s, November 15, 2028	14,988,000	16,324,039

U.S. TREASURY OBLIGATIONS (14.8%)* cont.	Principal amount	Value

U.S. Treasury Inflation Index Bonds
2s, January 15, 2026 [i]	$136,439	$136,319
1.875s, July 15, 2015 [i]	790,777	839,453

Total U.S. treasury obligations (cost $100,178,173)		$106,334,132

MORTGAGE-BACKED SECURITIES (25.3%)*	Principal amount	Value

Countrywide Home Loans 144A
IFB Ser. 05-R1, Class 1AS, IO, 5.664s, 2035	$4,400,630	$498,715
Ser. 06-R1, Class AS, IO, 5.643s, 2036	1,698,080	183,605
Ser. 05-R3, Class AS, IO, 5.576s, 2035	1,793,740	195,069
FRB Ser. 06-R2, Class AS, IO, 5.501s, 2036	2,315,721	233,019
IFB Ser. 05-R2, Class 1AS, IO, 5.322s, 2035	12,020,626	1,262,785
FRB Ser. 04-R2, Class 1AF1, 0.666s, 2034 F	315,220	250,588
FRB Ser. 05-R1, Class 1AF1, 0.606s, 2035 F	174,553	138,766

Fannie Mae
IFB Ser. 07-75, Class JS, 50.392s, 2037	267,306	476,179
IFB Ser. 06-62, Class PS, 38.424s, 2036	569,926	940,777
IFB Ser. 07-30, Class FS, 28.688s, 2037	362,526	519,597
IFB Ser. 06-49, Class SE, 28.016s, 2036	618,033	899,374
IFB Ser. 05-25, Class PS, 27.077s, 2035	70,117	101,494
IFB Ser. 05-74, Class NK, 26.27s, 2035	142,321	186,428
IFB Ser. 06-115, Class ES, 25.576s, 2036	332,216	464,418
IFB Ser. 06-8, Class HP, 23.664s, 2036	722,153	998,803
IFB Ser. 05-99, Class SA, 23.664s, 2035	497,678	674,339
IFB Ser. 05-74, Class DM, 23.481s, 2035	1,361,736	1,925,009
IFB Ser. 08-24, Class SP, 22.381s, 2038	5,372,514	7,027,754
IFB Ser. 05-122, Class SC, 22.239s, 2035	1,692,791	2,233,101
IFB Ser. 05-106, Class JC, 19.361s, 2035	924,497	1,171,513
IFB Ser. 05-83, Class QP, 16.754s, 2034	359,808	448,646
IFB Ser. 05-66, Class SL, 15.96s, 2035 F	1,587,121	1,833,420
FRB Ser. 03-W6, Class PT1, 10.11s, 2042	1,643,022	2,008,647
Ser. 02-T4, Class A4, 9 1/2s, 2041	26,474	32,007
Ser. 04-T3, Class PT1, 8.934s, 2044	44,079	51,467
Ser. 02-26, Class A2, 7 1/2s, 2048	73,066	83,250
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	41,474	47,128
Ser. 03-W1, Class 2A, 7 1/2s, 2042	149,002	167,696
Ser. 02-T19, Class A3, 7 1/2s, 2042	126,493	143,688
Ser. 02-T12, Class A3, 7 1/2s, 2042	36,740	41,770
Ser. 02-14, Class A2, 7 1/2s, 2042	120,426	137,210
Ser. 02-T4, Class A3, 7 1/2s, 2041	671,568	763,314
Ser. 01-T12, Class A2, 7 1/2s, 2041	692,634	787,685
Ser. 01-T3, Class A1, 7 1/2s, 2040	40,840	46,257
Ser. 01-T1, Class A1, 7 1/2s, 2040	16,395	18,508
Ser. 99-T2, Class A1, 7 1/2s, 2039	99,852	110,472
Ser. 02-33, Class A2, 7 1/2s, 2032	705,780	804,148
Ser. 00-T6, Class A1, 7 1/2s, 2030	866,247	979,473
Ser. 01-T4, Class A1, 7 1/2s, 2028	75,760	85,677
IFB Ser. 08-7, Class SA, IO, 7.304s, 2038	221,527	33,027
Ser. 02-26, Class A1, 7s, 2048	1,058,233	1,188,528
Ser. 04-W12, Class 1A3, 7s, 2044	510,758	567,731
Ser. 04-T2, Class 1A3, 7s, 2043 F	367,909	413,116

MORTGAGE-BACKED SECURITIES (25.3%)* cont.	Principal amount	Value

Fannie Mae
Ser. 03-W3, Class 1A2, 7s, 2042	$361,100	$401,335
Ser. 02-14, Class A1, 7s, 2042	1,054,207	1,169,301
Ser. 01-T10, Class A1, 7s, 2041	693,579	775,200
Ser. 01-W3, Class A, 7s, 2041	297,007	328,623
Ser. 05-W4, Class 1A3, 7s, 2035	118,127	131,336
IFB Ser. 06-79, Class DI, IO, 6.904s, 2036	1,522,376	227,151
IFB Ser. 04-24, Class CS, IO, 6.904s, 2034	349,465	58,779
IFB Ser. 04-40, Class KS, IO, 6.804s, 2034	8,658,738	1,447,568
IFB Ser. 03-130, Class BS, IO, 6.804s, 2033	99,908	11,211
IFB Ser. 05-65, Class KI, IO, 6.754s, 2035	14,122,164	2,030,626
IFB Ser. 03-34, Class WS, IO, 6.754s, 2029	92,475	10,812
IFB Ser. 05-48, Class SM, IO, 6.554s, 2034	732,900	98,619
IFB Ser. 07-54, Class CI, IO, 6.514s, 2037	723,032	79,633
IFB Ser. 07-30, Class WI, IO, 6.514s, 2037	1,268,581	164,116
IFB Ser. 07-58, Class SP, IO, 6.504s, 2037	718,825	112,014
IFB Ser. 07-28, Class SE, IO, 6.504s, 2037	713,488	78,601
IFB Ser. 07-24, Class SD, IO, 6.504s, 2037	700,537	96,422
IFB Ser. 06-79, Class SI, IO, 6.504s, 2036	1,713,823	213,937
IFB Ser. 05-90, Class GS, IO, 6.504s, 2035	325,948	45,489
IFB Ser. 05-90, Class SP, IO, 6.504s, 2035	1,503,012	178,953
IFB Ser. 05-12, Class SC, IO, 6.504s, 2035	803,648	100,240
IFB Ser. 05-18, Class SK, IO, 6.504s, 2035	308,795	29,200
IFB Ser. 07-30, Class IE, IO, 6.494s, 2037	1,950,927	320,089
IFB Ser. 06-123, Class CI, IO, 6.494s, 2037	1,578,357	224,900
IFB Ser. 07-57, Class SC, IO, 6.484s, 2037	14,518,108	1,817,293
IFB Ser. 05-45, Class EW, IO, 6.474s, 2035	396,784	53,149
IFB Ser. 06-43, Class JS, IO, 6.454s, 2036	8,212,222	1,218,283
IFB Ser. 06-31, Class SX, IO, 6.454s, 2036	1,895,713	229,582
IFB Ser. 06-33, Class JS, IO, 6.454s, 2036	1,015,955	135,843
IFB Ser. 06-36, Class SP, IO, 6.454s, 2036	2,171,411	249,963
IFB Ser. 06-23, Class SP, IO, 6.454s, 2036	810,569	120,443
IFB Ser. 06-16, Class SM, IO, 6.454s, 2036	612,967	74,591
IFB Ser. 06-8, Class HL, IO, 6.454s, 2036	5,929,324	927,287
IFB Ser. 05-95, Class CI, IO, 6.454s, 2035	1,206,895	175,712
IFB Ser. 05-84, Class SG, IO, 6.454s, 2035	1,888,786	262,152
IFB Ser. 06-3, Class SB, IO, 6.454s, 2035	4,109,236	629,042
IFB Ser. 05-29, Class SX, IO, 6.454s, 2035	150,932	22,791
IFB Ser. 05-57, Class DI, IO, 6.454s, 2035	829,372	98,429
IFB Ser. 04-92, Class S, IO, 6.454s, 2034	122,806	16,337
IFB Ser. 05-104, Class SI, IO, 6.454s, 2033	15,726,965	2,142,537
IFB Ser. 06-104, Class EI, IO, 6.444s, 2036	64,053	8,603
IFB Ser. 05-83, Class QI, IO, 6.444s, 2035	338,026	56,896
IFB Ser. 06-128, Class GS, IO, 6.434s, 2037	793,150	86,111
IFB Ser. 05-73, Class SD, IO, 6.434s, 2035	202,585	27,901
IFB Ser. 04-92, Class SQ, IO, 6.404s, 2034	53,883	8,490
IFB Ser. 06-115, Class IE, IO, 6.394s, 2036	604,990	74,763
IFB Ser. 06-109, Class SH, IO, 6.374s, 2036	852,027	107,115
IFB Ser. 06-104, Class IC, IO, 6.354s, 2036	2,550,469	363,365
IFB Ser. 06-103, Class SB, IO, 6.354s, 2036	1,484,108	151,311
IFB Ser. 06-8, Class JH, IO, 6.354s, 2036	3,011,388	436,049

MORTGAGE-BACKED SECURITIES (25.3%)* cont.	Principal amount	Value

Fannie Mae
IFB Ser. 09-12, Class CI, IO, 6.354s, 2036	$392,062	$55,418
IFB Ser. 05-122, Class SG, IO, 6.354s, 2035	623,497	82,925
IFB Ser. 05-122, Class SW, IO, 6.354s, 2035	790,667	106,455
IFB Ser. 06-17, Class SI, IO, 6.334s, 2036	1,301,639	171,803
IFB Ser. 06-60, Class YI, IO, 6.324s, 2036	1,404,624	222,029
IFB Ser. 06-86, Class SB, IO, 6.304s, 2036	1,868,224	270,108
IFB Ser. 07-92, Class KS, IO, 6.254s, 2037	7,204,926	921,116
IFB Ser. 09-12, Class AI, IO, 6.254s, 2037	3,143,762	426,168
IFB Ser. 07-15, Class NI, IO, 6.254s, 2022	1,147,982	126,051
IFB Ser. 09-70, Class SI, IO, 6.204s, 2036	5,149,810	520,285
IFB Ser. 07-30, Class LI, IO, 6.194s, 2037	1,078,265	139,312
IFB Ser. 07-30, Class OI, IO, 6.194s, 2037	3,539,794	494,651
IFB Ser. 07-89, Class SA, IO, 6.184s, 2037	1,962,324	241,562
IFB Ser. 07-54, Class IA, IO, 6.164s, 2037	818,015	83,133
IFB Ser. 07-54, Class IB, IO, 6.164s, 2037	818,015	83,133
IFB Ser. 07-54, Class IC, IO, 6.164s, 2037	818,015	83,133
IFB Ser. 07-54, Class ID, IO, 6.164s, 2037	818,015	83,133
IFB Ser. 07-54, Class IF, IO, 6.164s, 2037	1,217,902	156,914
IFB Ser. 07-54, Class UI, IO, 6.164s, 2037	1,096,537	148,625
IFB Ser. 07-15, Class CI, IO, 6.134s, 2037	2,956,680	381,500
IFB Ser. 06-115, Class JI, IO, 6.134s, 2036	2,102,618	280,111
IFB Ser. 09-43, Class SB, IO, 6.084s, 2039	229,980	26,218
IFB Ser. 06-123, Class LI, IO, 6.074s, 2037	1,424,371	181,892
IFB Ser. 10-2, Class SD, IO, 6.054s, 2040	384,812	45,148
IFB Ser. 07-81, Class IS, IO, 6.054s, 2037	1,363,097	167,184
IFB Ser. 08-11, Class SC, IO, 6.034s, 2038 F	387,528	50,373
IFB Ser. 10-2, Class MS, IO, 6.004s, 2050	2,124,425	231,346
IFB Ser. 09-87, Class HS, IO, 5.904s, 2039	19,889,704	2,007,888
IFB Ser. 09-91, Class S, IO, 5.904s, 2039	358,710	33,405
IFB Ser. 07-39, Class AI, IO, 5.874s, 2037	1,583,945	184,371
IFB Ser. 07-32, Class SD, IO, 5.864s, 2037	995,546	114,327
IFB Ser. 07-30, Class UI, IO, 5.854s, 2037	810,002	95,233
IFB Ser. 07-32, Class SC, IO, 5.854s, 2037	1,326,453	126,903
IFB Ser. 07-1, Class CI, IO, 5.854s, 2037	912,427	89,468
IFB Ser. 05-74, Class NI, IO, 5.834s, 2035	5,303,626	597,119
IFB Ser. 07-3, Class SH, IO, 5.824s, 2037	2,744,912	279,541
IFB Ser. 09-12, Class DI, IO, 5.784s, 2037	1,580,019	201,373
IFB Ser. 07-75, Class ID, IO, 5.624s, 2037	924,901	82,692
Ser. 07-W1, Class 1AS, IO, 5.502s, 2046	6,801,662	727,572
Ser. 383, Class 18, IO, 5 1/2s, 2038	371,520	64,813
Ser. 383, Class 19, IO, 5 1/2s, 2038	337,529	58,882
Ser. 383, Class 6, IO, 5 1/2s, 2037	284,337	47,450
Ser. 383, Class 7, IO, 5 1/2s, 2037	280,648	48,428
Ser. 383, Class 20, IO, 5 1/2s, 2037	216,223	37,888
Ser. 356, Class 14, IO, 5 1/2s, 2035	3,433,779	635,437
Ser. 348, Class 7, IO, 5 1/2s, 2033	3,320,365	645,785
Ser. 334, Class 5, IO, 5 1/2s, 2033	3,161,524	619,247
IFB Ser. 09-3, Class SE, IO, 5.254s, 2037	1,308,482	133,269
Ser. 385, Class 3, IO, 5s, 2038	778,500	124,381
Ser. 359, Class 7, IO, 5s, 2036	6,468,854	1,152,972

MORTGAGE-BACKED SECURITIES (25.3%)* cont.	Principal amount	Value

Fannie Mae
Ser. 339, Class 1, IO, 5s, 2033	$7,360,671	$1,364,374
FRB Ser. 04-W2, Class 4A, 4.758s, 2044	2,120	2,124
FRB Ser. 03-W14, Class 2A, 4.746s, 2043	1,908	1,900
FRB Ser. 03-W8, Class 4A, 4.617s, 2042	6,346	6,316
FRB Ser. 03-W3, Class 1A4, 4.596s, 2042	2,952	2,947
FRB Ser. 02-T19, Class A4, 4.576s, 2042	6,139	6,174
FRB Ser. 04-W15, Class 3A, 4.565s, 2044	2,778	2,771
FRB Ser. 05-W4, Class 3A, 4.358s, 2035	3,088	3,072
FRB Ser. 04-T1, Class 2A, 4.255s, 2043	5,253	5,136
FRB Ser. 04-W7, Class A2, 4.052s, 2034	879	909
FRB Ser. 03-W11, Class A1, 3.91s, 2033	187	189
Ser. 03-W10, Class 3A, IO, 0.601s, 2043	18,298,020	418,445
Ser. 01-T12, Class IO, 0.565s, 2041	2,091,729	45,380
FRB Ser. 07-95, Class A3, 0.496s, 2036	11,005,000	9,966,458
Ser. 03-W10, Class 1A, IO, 0.495s, 2043	15,453,422	251,118
Ser. 03-W2, Class 1, IO, 0.467s, 2042	844,485	9,552
Ser. 02-T4, IO, 0.446s, 2041	10,662,576	132,993
Ser. 01-50, Class B1, IO, 0.435s, 2041	3,651,744	48,678
Ser. 02-T1, Class IO, IO, 0.423s, 2031	2,181,550	28,780
Ser. 03-W6, Class 3, IO, 0.368s, 2042	1,397,690	18,587
Ser. 01-79, Class BI, IO, 0.322s, 2045	3,028,575	31,788
Ser. 08-65, Class TF, zero %, 2038	588,526	547,053
Ser. 08-53, Class DO, PO, zero %, 2038	572,000	324,164
Ser. 07-64, Class LO, PO, zero %, 2037	228,315	219,041
Ser. 07-44, Class CO, PO, zero %, 2037	796,724	690,154
Ser. 06-56, Class XF, zero %, 2036	59,149	45,785
Ser. 05-117, Class MO, PO, zero %, 2036	16,412	15,935
Ser. 08-36, Class OV, PO, zero %, 2036	127,551	97,171
Ser. 05-63, PO, zero %, 2035	10,490	10,482
Ser. 05-50, Class LO, PO, zero %, 2035	23,298	20,022
Ser. 04-61, PO, zero %, 2034	63,025	58,298
Ser. 04-61, Class CO, PO, zero %, 2031	726,488	698,334
Ser. 1988-12, Class B, zero %, 2018	14,922	13,267
FRB Ser. 07-76, Class SF, zero %, 2037	35,555	35,263
FRB Ser. 06-115, Class SN, zero %, 2036	441,992	423,529
FRB Ser. 06-104, Class EK, zero %, 2036	88,956	83,663
FRB Ser. 05-117, Class GF, zero %, 2036	75,702	75,229
FRB Ser. 05-79, Class FE, zero %, 2035	57,061	56,016
FRB Ser. 05-45, Class FG, zero %, 2035	257,210	214,855
FRB Ser. 05-51, Class FV, zero %, 2035	147,909	136,711
FRB Ser. 06-1, Class HF, zero %, 2032	42,662	36,734
IFB Ser. 06-75, Class FY, zero %, 2036	74,678	73,620
IFB Ser. 06-48, Class FG, zero %, 2036	205,980	188,217

Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
Ser. T-42, Class A6, 9 1/2s, 2042	10,115	11,427
IFB Ser. T-56, Class 2ASI, IO, 7.854s, 2043	450,588	75,702
Ser. T-51, Class 2A, 7 1/2s, 2042	72,593	81,486
Ser. T-55, Class 1A2, 7s, 2043	814,539	901,587
FRB Ser. T-57, Class 2A1, 4.767s, 2043	1,911	1,900

MORTGAGE-BACKED SECURITIES (25.3%)* cont.	Principal amount	Value

Freddie Mac
IFB Ser. 3408, Class EK, 24.868s, 2037	$565,473	$767,807
IFB Ser. 2976, Class LC, 23.577s, 2035	256,620	361,510
IFB Ser. 2976, Class KL, 23.54s, 2035	741,796	1,015,593
IFB Ser. 2979, Class AS, 23.43s, 2034	184,812	244,800
IFB Ser. 3065, Class DC, 19.17s, 2035	3,289,858	4,183,778
IFB Ser. 3105, Class SI, IO, 19.03s, 2036	447,816	217,236
IFB Ser. 3031, Class BS, 16.15s, 2035	931,243	1,136,000
IFB Ser. 3489, Class SD, IO, 7.57s, 2032	769,764	130,737
IFB Ser. 3184, Class SP, IO, 7.12s, 2033	1,067,128	108,876
IFB Ser. 3110, Class SP, IO, 7.07s, 2035	1,841,235	321,038
IFB Ser. 3156, Class PS, IO, 7.02s, 2036	1,318,140	224,427
IFB Ser. 3149, Class LS, IO, 6.97s, 2036	2,685,847	482,673
IFB Ser. 3119, Class PI, IO, 6.97s, 2036	911,820	163,407
IFB Ser. 2882, Class NS, IO, 6.97s, 2034	829,734	115,134
IFB Ser. 3149, Class SE, IO, 6.92s, 2036	872,065	155,463
IFB Ser. 3151, Class SI, IO, 6.92s, 2036	7,427,765	1,298,532
IFB Ser. 3157, Class SA, IO, 6.92s, 2036	2,303,542	408,303
IFB Ser. 2752, Class XS, IO, 6.92s, 2030	11,862,277	1,197,971
IFB Ser. 3203, Class SH, IO, 6.91s, 2036	625,360	77,927
IFB Ser. 2835, Class AI, IO, 6.87s, 2034	716,947	120,720
IFB Ser. 2594, Class SE, IO, 6.82s, 2030	847,874	82,084
IFB Ser. 2828, Class TI, IO, 6.82s, 2030	547,968	72,044
IFB Ser. 3410, Class SD, IO, 6.77s, 2038	4,819,862	686,830
IFB Ser. 3249, Class SI, IO, 6.52s, 2036	447,121	63,082
IFB Ser. 3028, Class ES, IO, 6.52s, 2035	1,847,985	260,339
IFB Ser. 3042, Class SP, IO, 6.52s, 2035	663,809	95,500
IFB Ser. 3316, Class SA, IO, 6 1/2s, 2037	657,499	90,367
IFB Ser. 2981, Class AS, IO, 6.49s, 2035	910,916	122,591
IFB Ser. 3287, Class SE, IO, 6.47s, 2037 F	2,003,584	300,217
IFB Ser. 3122, Class DS, IO, 6.47s, 2036	986,576	118,935
IFB Ser. 3123, Class LI, IO, 6.47s, 2036	1,139,905	181,177
IFB Ser. 3001, Class IH, IO, 6.47s, 2035	314,171	47,474
IFB Ser. 2935, Class SX, IO, 6.47s, 2035	8,335,802	966,453
IFB Ser. 2950, Class SM, IO, 6.47s, 2016	372,984	47,201
IFB Ser. 3256, Class S, IO, 6.46s, 2036	1,150,874	155,591
IFB Ser. 3031, Class BI, IO, 6.46s, 2035	650,871	109,792
IFB Ser. 3249, Class SM, IO, 6.42s, 2036	1,658,157	243,583
IFB Ser. 3240, Class SM, IO, 6.42s, 2036	1,627,508	224,840
IFB Ser. 3147, Class SD, IO, 6.42s, 2036	2,367,173	296,503
IFB Ser. 3398, Class SI, IO, 6.42s, 2036	2,421,684	317,798
IFB Ser. 3067, Class SI, IO, 6.42s, 2035	3,244,335	501,996
IFB Ser. 3128, Class JI, IO, 6.4s, 2036	142,083	19,596
IFB Ser. 3240, Class S, IO, 6.39s, 2036	2,230,239	317,921
IFB Ser. 3065, Class DI, IO, 6.39s, 2035	486,835	74,014
IFB Ser. 3210, Class SA, IO, 6.37s, 2036	11,476,060	1,358,651
IFB Ser. 3145, Class GI, IO, 6.37s, 2036	123,430	17,689
IFB Ser. 3114, Class GI, IO, 6.37s, 2036	684,591	100,028
IFB Ser. 3114, Class IP, IO, 6.37s, 2036	1,365,469	190,210
IFB Ser. 3510, Class IB, IO, 6.37s, 2036	1,139,581	185,934
IFB Ser. 3424, Class XI, IO, 6.34s, 2036	81,208	11,653

MORTGAGE-BACKED SECURITIES (25.3%)* cont.	Principal amount	Value

Freddie Mac
IFB Ser. 3206, Class ES, IO, 6.32s, 2036	$5,075,555	$603,382
IFB Ser. 3485, Class SI, IO, 6.32s, 2036	2,047,214	311,811
IFB Ser. 3153, Class QI, IO, 6.32s, 2036	3,455,237	552,320
IFB Ser. 3349, Class AS, IO, 6.27s, 2037	5,684,121	786,739
IFB Ser. 3510, Class IA, IO, 6.27s, 2037	1,788,625	236,116
IFB Ser. 3171, Class PS, IO, 6.255s, 2036	1,127,740	140,843
IFB Ser. 3171, Class ST, IO, 6.255s, 2036	1,959,961	248,719
IFB Ser. 3510, Class CI, IO, 6 1/4s, 2037	2,770,913	379,005
IFB Ser. 3152, Class SY, IO, 6 1/4s, 2036	640,419	95,550
IFB Ser. 3510, Class DI, IO, 6 1/4s, 2035	1,837,791	261,279
IFB Ser. 3181, Class PS, IO, 6.24s, 2036	763,551	109,150
IFB Ser. 3284, Class LI, IO, 6.21s, 2037	1,385,744	188,960
IFB Ser. 3281, Class AI, IO, 6.2s, 2037	2,162,849	294,667
IFB Ser. 3012, Class UI, IO, 6.19s, 2035	1,088,750	148,346
IFB Ser. 3311, Class IA, IO, 6.18s, 2037	1,098,529	149,103
IFB Ser. 3311, Class IB, IO, 6.18s, 2037	1,098,529	149,103
IFB Ser. 3311, Class IC, IO, 6.18s, 2037	1,098,529	149,103
IFB Ser. 3311, Class ID, IO, 6.18s, 2037	1,098,529	149,103
IFB Ser. 3311, Class IE, IO, 6.18s, 2037	1,615,128	219,221
IFB Ser. 3311, Class PI, IO, 6.18s, 2037	71,807	9,967
IFB Ser. 3510, Class AS, IO, 6.18s, 2037	3,798,212	544,170
IFB Ser. 3265, Class SC, IO, 6.18s, 2037	987,839	128,686
IFB Ser. 3240, Class GS, IO, 6.15s, 2036	1,414,080	188,214
IFB Ser. 3598, Class SA, IO, 6.12s, 2039	2,342,811	314,171
IFB Ser. 3621, Class CS, IO, 6.12s, 2037	2,078,906	227,002
IFB Ser. 3257, Class SI, IO, 6.09s, 2036	609,780	73,380
IFB Ser. 3242, Class SD, IO, 6.06s, 2036	22,110,009	2,554,148
IFB Ser. 3225, Class EY, IO, 6.06s, 2036	4,601,794	584,658
IFB Ser. 3225, Class JY, IO, 6.06s, 2036	2,632,415	346,241
IFB Ser. 3502, Class DS, IO, 5.92s, 2039	936,080	106,065
IFB Ser. 3339, Class TI, IO, 5.91s, 2037	1,330,039	165,656
IFB Ser. 3284, Class CI, IO, 5.89s, 2037	2,170,651	272,004
IFB Ser. 3476, Class S, IO, 5.87s, 2038	27,540,787	2,570,382
IFB Ser. 3510, Class IC, IO, 5.85s, 2037	1,693,253	211,369
IFB Ser. 3012, Class IG, IO, 5.85s, 2035	4,237,333	495,980
IFB Ser. 3309, Class SG, IO, 5.84s, 2037	1,806,159	201,748
IFB Ser. 2965, Class SA, IO, 5.82s, 2032	936,532	115,652
IFB Ser. 3510, Class BI, IO, 5.8s, 2037	2,376,378	304,034
IFB Ser. 3423, Class SG, IO, 5.42s, 2038	9,614,825	817,645
IFB Ser. 3607, Class SA, IO, 5.021s, 2036	7,739,000	1,069,762
FRB Ser. 3006, Class FA, 0.63s, 2034	111,765	111,649
Ser. 3327, Class IF, IO, zero %, 2037	163,180	4,777
Ser. 3324, PO, zero %, 2037 F	2,880	2,880
Ser. 3439, Class AO, PO, zero %, 2037	215,278	162,208
Ser. 3391, PO, zero %, 2037	71,213	58,198
Ser. 3289, Class SI, IO, zero %, 2037	269,575	65,515
Ser. 3300, PO, zero %, 2037	391,639	327,372
Ser. 3174, PO, zero %, 2036	28,266	26,981
Ser. 3142, PO, zero %, 2036	10,539	10,524
Ser. 3607, Class AO, PO, zero %, 2036	2,211,000	1,317,048

MORTGAGE-BACKED SECURITIES (25.3%)* cont.	Principal amount	Value

Freddie Mac
Ser. 3097, Class OC, PO, zero %, 2036	$48,904	$46,849
Ser. 3106, PO, zero %, 2036	37,803	37,468
Ser. 3084, Class ON, PO, zero %, 2035	35,498	34,655
Ser. 3046, PO, zero %, 2035	182,891	162,637
Ser. 2947, Class AO, PO, zero %, 2035	28,771	20,575
Ser. 3008, PO, zero %, 2034	93,711	82,654
Ser. 2684, Class TO, PO, zero %, 2033	507,000	294,592
Ser. 2692, Class TO, PO, zero %, 2033	77,254	52,672
Ser. 2684, PO, zero %, 2033	495,000	407,133
Ser. 2587, Class CO, PO, zero %, 2032	486,004	453,651
FRB Ser. 3349, Class DO, zero %, 2037	83,174	81,874
FRB Ser. 3299, Class FD, zero %, 2037	151,113	145,504
FRB Ser. 3326, Class XF, zero %, 2037	33,750	32,603
FRB Ser. 3274, Class TX, zero %, 2037	401,258	366,401
FRB Ser. 3326, Class YF, zero %, 2037	234,456	226,723
FRB Ser. 3261, Class KF, zero %, 2037	298,458	292,489
FRB Ser. 3263, Class TA, zero %, 2037	58,392	56,347
FRB Ser. 3238, Class LK, zero %, 2036	720,626	685,719
FRB Ser. 3231, Class X, zero %, 2036	24,701	24,399
FRB Ser. 3129, Class TF, zero %, 2036	407,038	374,732
FRB Ser. 3117, Class AF, zero %, 2036	51,786	44,649
FRB Ser. 3047, Class BD, zero %, 2035	65,706	52,408
FRB Ser. 3326, Class WF, zero %, 2035	604,297	564,423
FRB Ser. 3030, Class CF, zero %, 2035	216,212	148,762
FRB Ser. 3033, Class YF, zero %, 2035	94,013	84,451
FRB Ser. 3036, Class AS, zero %, 2035	66,196	46,997
FRB Ser. 3251, Class TP, zero %, 2035	76,268	63,536
FRB Ser. 2963, Class TW, zero %, 2035	37,243	36,397
FRB Ser. 3069, Class KF, zero %, 2034	70,805	64,433
FRB Ser. 2947, Class GF, zero %, 2034	62,975	56,225
FRB Ser. 3006, Class TE, zero %, 2034	51,496	50,387

Government National Mortgage Association
IFB Ser. 10-14, Class SA, IO, 7.76s, 2032	9,635,000	1,701,926
IFB Ser. 08-47, Class S, IO, 7.47s, 2038	1,002,299	132,604
IFB Ser. 09-79, Class AI, IO, 7.16s, 2039	19,193,586	2,276,167
IFB Ser. 04-26, Class IS, IO, 6.97s, 2034	66,624	5,013
IFB Ser. 05-68, Class SN, IO, 6.97s, 2034	334,761	42,083
IFB Ser. 04-96, Class KS, IO, 6.76s, 2034	166,109	25,498
IFB Ser. 06-16, Class GS, IO, 6 3/4s, 2036	211,471	27,827
IFB Ser. 10-14, Class SD, IO, 6.74s, 2036	8,996,332	824,694
IFB Ser. 04-5, Class PS, IO, 6.71s, 2033	1,269,000	204,499
IFB Ser. 09-106, Class XN, IO, 6.66s, 2035	4,033,035	246,459
IFB Ser. 09-87, Class IW, IO, 6.61s, 2034	208,139	31,937
IFB Ser. 07-26, Class SL, IO, 6.57s, 2037	145,074	20,952
IFB Ser. 07-26, Class SM, IO, 6.57s, 2037	3,052,518	426,559
IFB Ser. 07-26, Class SN, IO, 6.57s, 2037	57,801	7,573
IFB Ser. 06-47, Class SA, 6.57s, 2036	10,546,884	1,448,620
IFB Ser. 07-22, Class S, IO, 6.56s, 2037	783,083	87,039
IFB Ser. 10-14, Class SB, IO, 6.56s, 2035	3,991,108	562,706
IFB Ser. 05-3, Class SC, IO, 6.52s, 2035	3,981,417	573,987

MORTGAGE-BACKED SECURITIES (25.3%)* cont.	Principal amount	Value

Government National Mortgage Association
IFB Ser. 09-61, Class ES, IO, 6.51s, 2039	$38,388,192	$3,972,026
IFB Ser. 09-106, Class XL, IO, 6.51s, 2037	887,476	101,980
IFB Ser. 04-104, Class IS, IO, 6.51s, 2034	310,777	38,524
IFB Ser. 07-53, Class SY, IO, 6.495s, 2037	450,182	47,568
IFB Ser. 07-41, Class SL, IO, 6.46s, 2037	1,586,050	178,256
IFB Ser. 07-37, Class SU, IO, 6.46s, 2037	458,764	61,704
IFB Ser. 07-37, Class YS, IO, 6.44s, 2037	347,077	44,183
IFB Ser. 07-59, Class PS, IO, 6.43s, 2037	572,625	51,148
IFB Ser. 07-68, Class PI, IO, 6.41s, 2037	287,247	24,797
IFB Ser. 07-16, Class KU, IO, 6.41s, 2037	6,400,777	844,839
IFB Ser. 07-16, Class PU, IO, 6.41s, 2037	5,880,109	755,006
IFB Ser. 06-38, Class SG, IO, 6.41s, 2033	3,208,882	271,953
IFB Ser. 10-14, Class SE, IO, 6.4s, 2033	5,429,676	522,335
IFB Ser. 09-106, Class LP, IO, 6.37s, 2036	1,337,816	158,665
IFB Ser. 09-106, Class CM, IO, 6.37s, 2034	55,091,294	7,193,821
IFB Ser. 08-6, Class TI, IO, 6.37s, 2032	313,676	30,985
IFB Ser. 09-87, Class SK, IO, 6.36s, 2032	1,268,308	136,825
IFB Ser. 06-34, Class PS, IO, 6.35s, 2036	5,225,744	610,262
IFB Ser. 07-17, Class AI, IO, 6.32s, 2037	2,862,383	396,784
IFB Ser. 09-13, Class SD, IO, 6.32s, 2033	5,108,450	501,813
IFB Ser. 06-26, Class S, IO, 6.26s, 2036	623,983	63,886
IFB Ser. 08-9, Class SK, IO, 6.24s, 2038	101,028	11,753
IFB Ser. 10-14, Class KS, IO, 6.22s, 2040	12,001,109	1,616,069
IFB Ser. 09-35, Class SP, IO, 6.17s, 2037	3,389,556	423,186
IFB Ser. 05-65, Class SI, IO, 6.11s, 2035	4,164,705	476,942
IFB Ser. 06-7, Class SB, IO, 6.08s, 2036	3,064,361	294,580
IFB Ser. 06-16, Class SX, IO, 6.05s, 2036	197,422	22,632
IFB Ser. 08-47, IO, 6.02s, 2037	5,532,642	686,822
IFB Ser. 07-17, Class IC, IO, 6.02s, 2037	644,933	87,214
IFB Ser. 07-17, Class IB, IO, 6.01s, 2037	630,069	82,690
IFB Ser. 09-106, Class SD, IO, 6.01s, 2036	3,826,191	429,299
IFB Ser. 07-25, Class KS, IO, 5.97s, 2037	383,056	35,946
IFB Ser. 07-7, Class JI, IO, 5.96s, 2037	272,994	30,220
IFB Ser. 05-35, Class SA, IO, 5.96s, 2035	117,149	13,221
IFB Ser. 05-35, Class SB, IO, 5.96s, 2035	89,895	10,292
IFB Ser. 07-31, Class AI, IO, 5.95s, 2037	963,007	120,597
IFB Ser. 08-57, Class BI, IO, 5.93s, 2038	1,138,350	106,117
IFB Ser. 07-43, Class SC, IO, 5.87s, 2037	750,422	86,044
IFB Ser. 09-106, Class SL, IO, 5.86s, 2036	1,770,235	202,710
IFB Ser. 04-83, Class CS, IO, 5.84s, 2034	739,599	86,851
IFB Ser. 09-106, Class ST, IO, 5.76s, 2038	2,105,758	225,232
IFB Ser. 04-41, Class SG, IO, 5.76s, 2034	235,224	12,276
IFB Ser. 10-14, Class SC, IO, 4.571s, 2035	14,564,938	1,831,104
IFB Ser. 09-87, Class WT, IO, 0.186s, 2035	8,432,489	32,043
IFB Ser. 09-106, Class WT, IO, 0.149s, 2037	4,413,777	16,375
Ser. 06-36, Class OD, PO, zero %, 2036	28,979	25,434
FRB Ser. 07-73, Class KI, IO, zero %, 2037	1,939,748	27,733
FRB Ser. 07-73, Class KM, zero %, 2037	194,154	181,488
FRB Ser. 07-35, Class UF, zero %, 2037	48,885	47,892

MORTGAGE-BACKED SECURITIES (25.3%)* cont.	Principal amount	Value

GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	$325,218	$300,014
Ser. 05-RP3, Class 1A3, 8s, 2035 F	975,488	897,602
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035 F	836,955	762,017
FRB Ser. 05-RP2, Class 1AF, 0.596s, 2035 F	10,680,009	8,757,556

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP1, Class 1AS, IO, 5.984s, 2035	917,399	113,534
IFB Ser. 04-4, Class 1AS, IO, 5.722s, 2034	14,703,231	1,727,630
Ser. 05-RP2, Class 1AS, IO, 5.652s, 2035	9,972,817	1,190,435
Ser. 06-RP2, Class 1AS1, IO, 5.564s, 2036	6,547,312	734,660
FRB Ser. 06-RP2, Class 1AF1, 0.646s, 2036 F	10,600,529	8,639,311
FRB Ser. 04-4, Class 1AF, 0.646s, 2034 F	749,662	614,703
FRB Ser. 05-RP3, Class 1AF, 0.596s, 2035 F	24,538	19,515
FRB Ser. 05-RP1, Class 1AF, 0.596s, 2035 F	576,281	469,661

MASTR Reperforming Loan Trust 144A FRB Ser. 05-2,
Class 1A1F, 0.596s, 2035 F	237,639	193,672

Nomura Asset Acceptance Corp. 144A Ser. 04-R2,
Class A2, 7s, 2034 F	601,215	541,378

Structured Asset Securities Corp. Ser. 07-4,
Class 1A4, IO, 1s, 2037	21,690,833	758,731

Structured Asset Securities Corp. 144A Ser. 07-RF1,
Class 1A, IO, 5.398s, 2037	3,072,514	311,647

Total mortgage-backed securities (cost $145,741,781)		$181,927,204

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.2%)*	strike price	amount	Value

Option on an interest rate swap with Barclays
Bank PLC for the right to receive a fixed rate
of 3.95% versus the three month USD-LIBOR-BBA
maturing May 13, 2020.	May-10/3.95	$39,234,600	$582,634

Option on an interest rate swap with Barclays
Bank PLC for the right to pay a fixed rate
of 3.95% versus the three month USD-LIBOR-BBA
maturing May 13, 2020.	May-10/3.95	39,234,600	316,623

Option on an interest rate swap with Barclays
Bank PLC for the right to receive a fixed rate
of 3.7375% versus the three month USD-LIBOR-BBA
maturing March 9, 2021.	Mar-11/3.7375	24,564,400	361,342

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 3.665% versus the three month
USD-LIBOR-BBA maturing March 8, 2021.	Mar-11/3.665	24,564,400	316,144

Option on an interest rate swap with Barclays
Bank PLC for the right to pay a fixed rate
of 3.95% versus the three month USD-LIBOR-BBA
maturing September 21, 2020.	Sep-10/3.95	17,214,600	487,001

Option on an interest rate swap with Barclays
Bank PLC for the right to receive a fixed rate
of 3.95% versus the three month USD-LIBOR-BBA
maturing September 21, 2020.	Sep-10/3.95	17,214,600	321,741

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.2%)* cont.	strike price	amount	Value

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 3.995% versus the three month
USD-LIBOR-BBA maturing September 20, 2020.	Sep-10/3.995	$16,597,400	$436,844

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 3.995% versus the three month
USD-LIBOR-BBA maturing September 20, 2020.	Sep-10/3.995	16,597,400	340,081

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 3.965% versus the three month
USD-LIBOR-BBA maturing September 20, 2020.	Sep-10/3.965	11,064,900	305,170

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 3.965% versus the three month
USD-LIBOR-BBA maturing September 20, 2020.	Sep-10/3.965	11,064,900	212,778

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 3.885% versus the three month
USD-LIBOR-BBA maturing May 26, 2020.	May-10/3.885	14,713,900	189,221

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 3.885% versus the three month
USD-LIBOR-BBA maturing May 26, 2020.	May-10/3.885	14,713,900	183,482

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 3.885% versus the three month
USD-LIBOR-BBA maturing May 19, 2020.	May-10/3.885	14,713,900	177,303

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 3.885% versus the three month
USD-LIBOR-BBA maturing May 19, 2020.	May-10/3.885	14,713,900	169,946

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 3.885% versus the three month
USD-LIBOR-BBA maturing May 12, 2020.	May-10/3.885	58,855,400	681,546

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 3.885% versus the three month
USD-LIBOR-BBA maturing May 12, 2020.	May-10/3.885	58,855,400	599,737

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 4.235% versus the three month
USD-LIBOR-BBA maturing June 11, 2020.	Jun-10/4.235	45,797,000	1,493,898

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 4.23% versus the three month
USD-LIBOR-BBA maturing June 9, 2020.	Jun-10/4.23	45,797,000	1,480,159

Total purchased options outstanding (cost $10,978,182)			$8,655,650

SHORT-TERM INVESTMENTS (30.8%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund [e]	91,047,858	$91,047,858

Freddie Mac Discount Notes for an effective yield
of 0.23%, September 1, 2010	$25,000,000	24,975,575

Fannie Mae Discount Notes for an effective yield
of 0.20%, August 4, 2010	25,000,000	24,981,750

U.S. Treasury Cash Management Bills with effective
yields ranging from 0.23% to 0.34%,
July 15, 2010 # ##	13,753,000	13,739,177

U.S. Treasury Cash Management Bills with effective
yields ranging from 0.33% to 0.40%, June 10, 2010 #	1,417,000	1,415,947

U.S. Treasury Cash Management Bills for an effective
yield of 0.47%, June 10, 2010 #	3,344,000	3,344,000

Fannie Mae Discount Notes for an effective yield
of 0.25%, October 1, 2010 ##	20,000,000	19,974,580

Fannie Mae Discount Notes for an effective yield
of 0.18%, June 23, 2010	8,000,000	7,996,680

Federal Home Loan Mortgage Corp. for an effective
yield of 0.14%, April 26, 2010 ##	14,000,000	13,998,639

Freddie Mac Discount Notes for an effective yield
of 0.14%, April 19, 2010 ##	20,000,000	19,998,600

Total short-term investments (cost $221,477,224)		$221,472,806

TOTAL INVESTMENTS

Total investments (cost $966,246,156)		$1,007,558,291

Key to holding’s abbreviations
FRB	Floating Rate Bonds
IFB	Inverse Floating Rate Bonds
IO	Interest Only
PO	Principal Only
TBA	To Be Announced Commitments

* Percentages indicated are based on net assets of $718,312,338.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at March 31, 2010.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivative contracts at March 31, 2010.

Δ Forward commitments, in part or in entirety (Note 1).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on the securities valuation inputs.

i Securities purchased with cash or securities received, that were pledged to the fund for collateral on certain derivative contracts (Note 1).

At March 31, 2010, liquid assets totaling $689,658,196 have been segregated to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB are the current interest rates at March 31, 2010.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at March 31, 2010.

FUTURES CONTRACTS OUTSTANDING at 3/31/10 (Unaudited)

				Unrealized
Number of			Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond 20 yr (Long)	2,248	$261,049,000	Jun-10	$250,052

U.S. Ultra Treasury Bond 30 yr (Long)	11	1,319,656	Jun-10	10,884

U.S. Treasury Note 2 yr (Short)	223	48,380,547	Jun-10	(45,723)

U.S. Treasury Note 5 yr (Long)	94	10,795,313	Jun-10	(12,728)

U.S. Treasury Note 10 yr (Long)	570	66,262,500	Jun-10	74,824

Total				$277,309

WRITTEN OPTIONS OUTSTANDING at 3/31/10 (premiums received $60,895,570) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.49% versus the three
month USD-LIBOR-BBA maturing August 17, 2021.	$29,998,000	Aug-11/4.49	$1,212,819

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.525% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	43,781,000	Jul-11/4.525	1,851,936

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	12,932,000	Aug-11/4.475	514,306

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	12,932,000	Aug-11/4.475	553,102

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	14,999,000	Aug-11/4.55	596,810

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	14,999,000	Aug-11/4.55	645,257

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.49% versus the
three month USD-LIBOR-BBA maturing August 17, 2021.	29,998,000	Aug-11/4.49	1,260,816

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
August 16, 2021.	5,677,000	Aug-11/4.765	184,105

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
August 16, 2021.	5,677,000	Aug-11/4.765	301,335

WRITTEN OPTIONS OUTSTANDING at 3/31/10 (premiums received $60,895,570) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	$90,809,000	Aug-11/4.70	$3,076,609

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	90,809,000	Aug-11/4.70	4,545,899

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.745% versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	65,671,500	Jul-11/4.745	2,075,876

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.745% versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	65,671,500	Jul-11/4.745	3,454,978

Option on an interest rate swap with Citibank, N.A. for the
obligation to receive a fixed rate of 4.5475% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	20,529,000	Jul-11/4.5475	774,970

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.5475% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	20,529,000	Jul-11/4.5475	888,906

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	41,058,000	Jul-11/4.52	1,590,998

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.525% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	43,781,000	Jul-11/4.525	1,688,195

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	41,058,000	Jul-11/4.52	1,727,310

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	43,781,000	Jul-11/4.46	1,728,036

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	43,781,000	Jul-11/4.46	1,794,583

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.235% versus the three month USD-LIBOR-BBA
maturing June 11, 2020.	45,797,000	Jun-10/5.235	4,122

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.02%
versus the three month USD-LIBOR-BBA maturing
October 14, 2020.	26,233,000	Oct-10/4.02	577,651

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing
May 14, 2022.	44,468,500	May-12/5.51	3,753,641

WRITTEN OPTIONS OUTSTANDING at 3/31/10 (premiums received $60,895,570) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.02% versus the three month USD-LIBOR-BBA
maturing October 14, 2020.	$26,233,000	Oct-10/4.02	$749,739

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.23% versus the three month USD-LIBOR-BBA
maturing June 9, 2020.	45,797,000	Jun-10/5.23	3,664

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.51% versus the three month USD-LIBOR-BBA
maturing May 14, 2022.	44,468,500	May-12/5.51	1,257,012

Option on an interest rate swap with Barclays Bank PLC for
the obligation to pay a fixed rate of 4.02% versus the three
month USD-LIBOR-BBA maturing September 28, 2020.	1,684,400	Sep-10/4.02	36,636

Option on an interest rate swap with Barclays Bank PLC
for the obligation to receive a fixed rate of 4.02%
versus the three month USD-LIBOR-BBA maturing
September 28, 2020.	1,684,400	Sep-10/4.02	44,367

Option on an interest rate swap with Barclays Bank PLC
for the obligation to receive a fixed rate of 5.36% versus
the three month USD-LIBOR-BBA maturing
February 13, 2025.	7,846,920	Feb-15/5.36	473,248

Option on an interest rate swap with Barclays Bank PLC for
the obligation to pay a fixed rate of 5.36% versus the three
month USD-LIBOR-BBA maturing February 13, 2025.	7,846,920	Feb-15/5.36	496,867

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.27%
versus the three month USD-LIBOR-BBA maturing
February 12, 2025.	17,656,640	Feb-15/5.27	1,063,106

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.27% versus the three month USD-LIBOR-BBA
maturing February 12, 2025.	17,656,640	Feb-15/5.27	1,117,136

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.7375%
versus the three month USD-LIBOR-BBA maturing
March 9, 2021.	24,564,400	Mar-11/4.7375	507,746

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.665% versus the three month USD-LIBOR-BBA
maturing March 8, 2021.	24,564,400	Mar-11/4.665	549,749

Total			$41,101,530

TBA SALE COMMITMENTS OUTSTANDING at 3/31/10 (proceeds receivable $83,316,797) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

FNMA, 6s, May 1, 2040	$39,000,000	5/13/10	$41,579,179

FNMA, 6s, April 1, 2040	39,000,000	4/13/10	41,419,217

Total			$82,998,396

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/10 (Unaudited)

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$97,052,800		$44,141	3/11/25	4.23%	3 month USD-
					LIBOR-BBA	$(19,036)

207,753,300		(591,837)	3/25/20	3 month USD-
				LIBOR-BBA	3.69%	(2,499,040)

104,886,600		56,951	3/25/30	3 month USD-
				LIBOR-BBA	4.3%	(1,355,710)

213,967,600		(154,245)	2/18/15	2.67%	3 month USD-
					LIBOR-BBA	(729,283)

Barclays Bank PLC
34,959,600		(47,403)	3/5/19	3.53%	3 month USD-
					LIBOR-BBA	212,330

15,229,900	E	—	3/9/21	4.2375%	3 month USD-
					LIBOR-BBA	85,744

63,621,100		—	3/31/12	3 month USD-
				LIBOR-BBA	1.20%	51,232

Credit Suisse International
147,315,700		(832,719)	2/22/40	4.58%	3 month USD-
					LIBOR-BBA	(3,349,822)

364,186,400		8,698	3/19/11	3 month USD-
				LIBOR-BBA	0.5%	(45,757)

156,081,600		(21,445)	3/19/12	1.09%	3 month USD-
					LIBOR-BBA	91,380

200,461,300		(42,593)	3/19/15	2.6%	3 month USD-
					LIBOR-BBA	759,157

197,692,000		418,818	12/18/14	2.74%	3 month USD-
					LIBOR-BBA	(2,306,958)

156,863,000		110,469	12/18/11	1.23%	3 month USD-
					LIBOR-BBA	(1,100,155)

Deutsche Bank AG
45,423,000		47,273	2/3/13	3 month USD-
				LIBOR-BBA	1.73%	201,842

213,007,000		(263,257)	2/3/14	2.25%	3 month USD-
					LIBOR-BBA	(1,162,286)

467,633,000		(194,293)	12/4/10	3 month USD-
				LIBOR-BBA	0.53%	949,793

249,149,000		—	2/3/14	2.44%	3 month USD-
					LIBOR-BBA	(2,884,340)

Goldman Sachs International
164,280,900		—	3/30/12	3 month USD-
				LIBOR-BBA	1.225%	211,592

16,433,100		—	3/30/40	4.5375%	3 month USD-
					LIBOR-BBA	(91,368)

187,185,000		405,582	1/14/14	2.41%	3 month USD-
					LIBOR-BBA	(1,922,499)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/10 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A.
$363,141,500		$(282,583)	2/26/11	3 month USD-
				LIBOR-BBA	0.56%	$28,448

15,229,900	E	—	3/8/21	4.165%	3 month USD-
					LIBOR-BBA	174,839

136,129,200		319,602	3/22/20	3 month USD-
				LIBOR-BBA	3.68%	(996,124)

30,467,300		—	4/6/20	3.82%	3 month USD-
					LIBOR-BBA	—

85,449,000		—	5/23/10	3 month USD-
				LIBOR-BBA	3.16%	1,302,808

26,426,000		—	7/16/10	3 month USD-
				LIBOR-BBA	3.384%	403,142

23,508,000		—	7/22/10	3 month USD-
				LIBOR-BBA	3.565%	385,905

178,500,000		—	7/28/10	3 month USD-
				LIBOR-BBA	3.5141%	2,881,769

64,540,000		—	4/3/10	3 month USD-
				LIBOR-BBA	1.168%	337,191

Total						$(10,385,206)

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/10 (Unaudited)

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
$202,840	$47,541	1/12/40	(4.00%) 1 month	Synthetic TRS	$(2,879)
			USD-LIBOR	Index 4.00% 30
				year Fannie Mae
				pools

403,295	(97,043)	1/12/40	4.50% (1 month	Synthetic TRS	6,013
			USD-LIBOR)	Index 4.50% 30
				year Fannie Mae
				pools

197,973	43,307	1/12/40	(5.00%) 1 month	Synthetic TRS	(3,857)
			USD-LIBOR	Index 5.00% 30
				year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/10 (Unaudited) cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Deutsche Bank AG
$202,840	$(47,287)	1/12/40	4.00% (1 month	Synthetic TRS	$3,155
			USD-LIBOR)	Index 4.00% 30
				year Fannie Mae
				pools

403,295	96,791	1/12/40	(4.50%) 1 month	Synthetic TRS	(6,315)
			USD-LIBOR	Index 4.50% 30
				year Fannie Mae
				pools

197,973	(42,564)	1/12/40	5.00% (1 month	Synthetic TRS	4,627
			USD-LIBOR)	Index 5.00% 30
				year Fannie Mae
				pools

Total					$744

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of March 31, 2010:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Mortgage-backed securities	$—	$181,576,614	$350,590

Purchased options outstanding	—	8,655,650	—

U.S. Government and Agency Mortgage Obligations	—	489,168,499	—

U.S. Treasury Obligations	—	106,334,132	—

Short-term investments	91,047,858	130,424,948	—

Totals by level	$91,047,858	$916,159,843	$350,590

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$277,309	$—	$—

Written options	—	(41,101,530)	—

TBA sale commitments	—	(82,998,396)	—

Receivable purchase agreement	—	—	(276,645)

Interest rate swap contracts	—	(9,366,365)	—

Total return swap contracts	—	(1)	—

Totals by level	$277,309	$(133,466,292)	$(276,645)

Statement of assets and liabilities 3/31/10 (Unaudited)

ASSETS

Investment in securities, at value, (Note 1):
Unaffiliated issuers (identified cost $875,198,298)	$916,510,433
Affiliated issuers (identified cost $91,047,858) (Note 6)	91,047,858

Interest and other receivables	4,982,203

Receivable for shares of the fund sold	707,115

Receivable for investments sold	174,996,528

Receivable for sales of delayed delivery securities (Note 1)	83,472,796

Unrealized appreciation on swap contracts (Note 1)	8,090,967

Receivable for variation margin (Note 1)	1,210,209

Premium paid on swap contracts (Note 1)	2,617,269

Total assets	1,283,635,378

LIABILITIES

Payable for investments purchased	65,416,463

Payable for purchases of delayed delivery securities (Note 1)	350,858,155

Payable for shares of the fund repurchased	852,202

Payable for compensation of Manager (Note 2)	246,250

Payable for investor servicing fees (Note 2)	88,776

Payable for custodian fees (Note 2)	17,907

Payable for Trustee compensation and expenses (Note 2)	181,050

Payable for administrative services (Note 2)	2,568

Payable for distribution fees (Note 2)	446,436

Interest payable (Note 2)	1,648,935

Written options outstanding, at value (premiums received $60,895,570) (Notes 1 and 3)	41,101,530

Payable for receivable purchase agreement (Note 2)	276,645

Premium received on swap contracts (Note 1)	1,599,173

Unrealized depreciation on swap contracts (Note 1)	18,475,429

TBA sales commitments, at value (proceeds receivable $83,316,797) (Note 1)	82,998,396

Collateral on certain derivative contracts, at value (Note 1)	975,772

Other accrued expenses	137,353

Total liabilities	565,323,040

Net assets	$718,312,338

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$655,763,805

Undistributed net investment income (Note 1)	12,087,040

Accumulated net realized loss on investments	(1,192,211)

Net unrealized appreciation of investments	51,653,704

Total — Representing net assets applicable to capital shares outstanding	$718,312,338

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($669,162,784 divided by 65,858,963 shares)	$10.16

Offering price per class A share (100/96.00 of $10.16)*	$10.58

Net asset value and offering price per class B share ($16,755,329 divided by 1,660,097 shares)**	$10.09

Net asset value and offering price per class C share ($16,402,832 divided by 1,619,255 shares)**	$10.13

Net asset value and redemption price per class M share ($2,622,964 divided by 256,585 shares)	$10.22

Offering price per class M share (100/96.75 of $10.22)***	$10.56

Net asset value, offering price and redemption price per class R share
($1,767,438 divided by 173,807 shares)	$10.17

Net asset value, offering price and redemption price per class Y share
($11,600,991 divided by 1,143,461 shares)	$10.15

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/10 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $106,040 from
investments in affiliated issuers) (Note 6)	$24,258,206

Total investment income	24,258,206

EXPENSES

Compensation of Manager (Note 2)	1,838,317

Investor servicing fees (Note 2)	555,518

Custodian fees (Note 2)	21,365

Trustee compensation and expenses (Note 2)	25,110

Administrative services (Note 2)	20,132

Distribution fees — Class A (Note 2)	838,552

Distribution fees — Class B (Note 2)	90,136

Distribution fees — Class C (Note 2)	74,082

Distribution fees — Class M (Note 2)	6,653

Distribution fees — Class R (Note 2)	2,781

Interest expense (Note 2)	602,949

Other	173,117

Fees waived and reimbursed by Manager (Note 2)	(375,296)

Total expenses	3,873,416

Expense reduction (Note 2)	(1,289)

Net expenses	3,872,127

Net investment income	20,386,079

Net realized gain on investments (Notes 1 and 3)	30,034,869

Net realized gain on swap contracts (Note 1)	11,500,057

Net realized loss on futures contracts (Note 1)	(1,086,624)

Net realized gain on written options (Notes 1 and 3)	1,678,590

Net unrealized depreciation of investments, futures contracts, swap contracts, written options, TBA sale commitments, and receivable purchase agreements
during the period	(28,526,258)

Net gain on investments	13,600,634

Net increase in net assets resulting from operations	$33,986,713

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 3/31/10*	Year ended 9/30/09

Operations:
Net investment income	$20,386,079	$27,910,339

Net realized gain on investments	42,126,892	14,566,547

Net unrealized appreciation (depreciation) of investments	(28,526,258)	74,644,744

Net increase in net assets resulting from operations	33,986,713	117,121,630

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(15,704,144)	(27,536,540)

Class B	(351,739)	(766,171)

Class C	(294,626)	(322,710)

Class M	(58,761)	(98,166)

Class R	(26,055)	(18,519)

Class Y	(248,089)	(676,692)

Increase in capital from settlement payments	—	1,290

Redemption fees (Note 1)	260	10,352

Decrease from capital share transactions (Note 4)	(1,153,621)	(53,479,661)

Total increase in net assets	16,149,938	34,234,813

NET ASSETS

Beginning of period	702,162,400	667,927,587

End of period (including undistributed net investment income
of $12,087,040 and $8,384,375, respectively)	$718,312,338	$702,162,400

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

													Ratio
													of expenses
			Net realized										to average	Ratio of net
	Net asset	Net	and					Non-				Ratio	net assets	investment
	value,	investment	unrealized	Total from	From net			recurring	Net asset	Total return	Net assets,	of expenses	excluding	income (loss)
	beginning	income	gain (loss) on	investment	investment	Total	Redemption	reimburse-	value, end	at net asset	end of period	to average net	interest	to average	Portfolio
Period ended	of period	(loss) [a,b]	investments	operations	income	distributions	fees [c]	ments	of period	value (%) [d]	(in thousands)	assets (%) [b,e]	expense (%) [b,e]	net assets (%) [b]	turnover (%) [f]

Class A
March 31, 2010 **	$9.92	.29	.19	.48	(.24)	(.24)	—	—	$10.16	4.84 *	$669,163	.52 *j	.44 *	2.85 *	85.73 *
September 30, 2009	8.72	.38	1.22	1.60	(.40)	(.40)	—	— i	9.92	18.85	658,710	1.14 j	.99	4.14	286.05
September 30, 2008	9.00	.48	(.31) h	.17	(.45)	(.45)	—	—	8.72	1.78 h	615,515.99		.99	5.22	172.50
September 30, 2007	8.86	.36	.14	.50	(.36)	(.36)	—	—	9.00	5.79	621,954	1.03	1.03	4.03	195.57
September 30, 2006	8.96	.34 g	(.11)	.23	(.33)	(.33)	—	—	8.86	2.62	673,112	1.02 g	1.02 g	3.86 g	233.43
September 30, 2005	9.09	.23	(.13)	.10	(.23)	(.23)	—	—	8.96	1.09	795,350	1.04	1.04	2.66	384.39

Class B
March 31, 2010 **	$9.85	.25	.19	.44	(.20)	(.20)	—	—	$10.09	4.48 *	$16,755	.90 *j	.82 *	2.47 *	85.73 *
September 30, 2009	8.66	.30	1.22	1.52	(.33)	(.33)	—	— i	9.85	17.94	19,234	1.89 j	1.74	3.37	286.05
September 30, 2008	8.94	.41	(.31) h	.10	(.38)	(.38)	—	—	8.66	1.02 h	22,848	1.74	1.74	4.49	172.50
September 30, 2007	8.81	.29	.13	.42	(.29)	(.29)	—	—	8.94	4.91	26,021	1.78	1.78	3.28	195.57
September 30, 2006	8.90	.27 g	(.10)	.17	(.26)	(.26)	—	—	8.81	1.95	42,996	1.77 g	1.77 g	3.11 g	233.43
September 30, 2005	9.03	.16	(.13)	.03	(.16)	(.16)	—	—	8.90	.33	68,766	1.79	1.79	1.89	384.39

Class C
March 31, 2010 **	$9.89	.25	.19	.44	(.20)	(.20)	—	—	$10.13	4.46 *	$16,403	.90 *j	.82 *	2.49 *	85.73 *
September 30, 2009	8.69	.31	1.22	1.53	(.33)	(.33)	—	— i	9.89	18.08	12,626	1.89 j	1.74	3.44	286.05
September 30, 2008	8.97	.41	(.31) h	.10	(.38)	(.38)	—	—	8.69	1.05 h	6,560	1.74	1.74	4.55	172.50
September 30, 2007	8.84	.29	.13	.42	(.29)	(.29)	—	—	8.97	4.90	3,403	1.78	1.78	3.28	195.57
September 30, 2006	8.94	.27 g	(.11)	.16	(.26)	(.26)	—	—	8.84	1.84	3,627	1.77 g	1.77 g	3.11 g	233.43
September 30, 2005	9.06	.16	(.12)	.04	(.16)	(.16)	—	—	8.94	.42	4,530	1.79	1.79	1.91	384.39

Class M
March 31, 2010 **	$9.98	.28	.19	.47	(.23)	(.23)	—	—	$10.22	4.69 *	$2,623	.65 *j	.57 *	2.73 *	85.73 *
September 30, 2009	8.76	.35	1.24	1.59	(.37)	(.37)	—	— i	9.98	18.68	2,496	1.39 j	1.24	3.89	286.05
September 30, 2008	9.04	.46	(.31) h	.15	(.43)	(.43)	—	—	8.76	1.50 h	2,204	1.24	1.24	4.98	172.50
September 30, 2007	8.90	.34	.14	.48	(.34)	(.34)	—	—	9.04	5.48	2,111	1.28	1.28	3.79	195.57
September 30, 2006	9.00	.32 g	(.12)	.20	(.30)	(.30)	—	—	8.90	2.33	2,115	1.27 g	1.27 g	3.61 g	233.43
September 30, 2005	9.12	.20	(.12)	.08	(.20)	(.20)	—	—	9.00	.93	2,316	1.29	1.29	2.40	384.39

Class R
March 31, 2010 **	$9.92	.28	.20	.48	(.23)	(.23)	—	—	$10.17	4.83 *	$1,767	.65 *j	.57 *	2.75 *	85.73 *
September 30, 2009	8.72	.37	1.20	1.57	(.37)	(.37)	—	— i	9.92	18.55	726	1.39 j	1.24	4.01	286.05
September 30, 2008	9.00	.52	(.38) h	.14	(.42)	(.42)	—	—	8.72	1.48 h	301	1.24	1.24	5.52	172.50
September 30, 2007	8.86	.34	.14	.48	(.34)	(.34)	—	—	9.00	5.51	70	1.28	1.28	3.79	195.57
September 30, 2006	8.96	.31 g	(.10)	.21	(.31)	(.31)	—	—	8.86	2.40	49	1.27 g	1.27 g	3.57 g	233.43
September 30, 2005	9.08	.27	(.19)	.08	(.20)	(.20)	—	—	8.96	.93	3	1.29	1.29	2.41	384.39

Class Y
March 31, 2010 **	$9.90	.30	.20	.50	(.25)	(.25)	—	—	$10.15	5.08 *	$11,601	.40 *j	.32 *	2.99 *	85.73 *
September 30, 2009	8.70	.38	1.24	1.62	(.42)	(.42)	—	— i	9.90	19.20	8,370	.89 j	.74	4.27	286.05
September 30, 2008	8.99	.50	(.32) h	.18	(.47)	(.47)	—	—	8.70	1.93 h	20,500.74		.74	5.48	172.50
September 30, 2007	8.85	.38	.14	.52	(.38)	(.38)	—	—	8.99	6.09	13,300.78		.78	4.28	195.57
September 30, 2006	8.95	.36 g	(.11)	.25	(.35)	(.35)	—	—	8.85	2.90	9,207	.77 g	.77 g	4.14 g	233.43
September 30, 2005	9.08	.31	(.19)	.12	(.25)	(.25)	—	—	8.95	1.35	15,925.79		.79	2.96	384.39

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

52	53

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

March 31, 2010	0.05%

September 30, 2009	0.16

September 30, 2008	0.13

September 30, 2007	0.10

September 30, 2006	0.06

September 30, 2005	0.04

c Amount represents less than $0.01 per share.

d Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

e Includes amounts paid through expense offset arrangements (Note 2).

f Portfolio turnover excludes dollar roll transactions.

g Reflects a non-recurring accrual related to a reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.02% of average net assets.

h Reflects a non-recurring reimbursement from Putnam Management relating to the misidentification, in 2006, of the characteristics of certain securities in the fund’s portfolio, which amounted to $0.01 per share.

i Reflects non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the “SEC”) and Millennium Partners, L.P., Millennium Management, L.L.C and Millennium International Management, LLC, which amounted to less than $0.01 per share outstanding as of June 23, 2009.

j Includes interest accrued in connection with certain terminated derivative contracts, which amounted to 0.08% and 0.15% of average net assets as of March 31, 2010 and September 30, 2009, respectively (Note 2).

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 3/31/10 (Unaudited)

Note 1: Significant accounting policies

Putnam American Government Income Fund (the “fund”), a diversified Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks high current income, primarily through U.S. government securities, with preservation of capital as its secondary objective. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, May 13, 2010, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments, including mortgage backed securities, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

The fund had an average contract amount of approximately $271,400,000 on Purchased options contracts for the six months ended March 31, 2010.

See Note 3 for the volume of Written options contracts activity for the six months ended March 31, 2010.

Outstanding contracts on Futures contracts at the six months ended March 31, 2010 are indicative of the volume of activity during the period.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to help enhance the funds return and manage the fund’s exposure to credit risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $700,000 on Total return swap contracts for the six months ended March 31, 2010.

H) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk , is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $4,858,500,000 on Interest rate swap contracts for the six months ended March 31, 2010.

I) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At March 31, 2010, the fund had a net liability position of $42,724,904 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $41,463,968.

J) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

K) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

L) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

M) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At September 30, 2009, the fund had a capital loss carryover of $36,810,832 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$20,799,992	September 30, 2014

8,466,469	September 30, 2015

7,544,371	September 30, 2017

The aggregate identified cost on a tax basis is $967,241,030, resulting in gross unrealized appreciation and depreciation of $46,671,172 and $6,353,911, respectively, or net unrealized appreciation of $40,317,261.

N) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.55% of the first $5 billion, 0.50% of the next $5 billion, 0.45% of the next $10 billion, 0.40% of the next $10 billion, 0.35% of the next $50 billion, 0.33% of the next $50 billion, 0.32% of the next $100 billion, and 0.315% thereafter.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee was based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

Effective August 1, 2009 through July 31, 2010, Putnam Management has contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the period ended March 31, 2010, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed, from August 1, 2009 through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.412% of the fund’s average net assets. During the period ended March 31, 2010, the fund’s expenses were reduced by $375,296 as a result of this limit.

Effective January 30, 2010, Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (“LBSF”) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into a receivable purchase agreement (“Agreement”) with another registered investment company (the “Seller”) managed by Putnam Management. Under the Agreement, the Seller sold to the fund the right to receive, in the aggregate, $1,080,163 in net payments from LBSF in connection with certain terminated derivatives transactions (the “Receivable”), in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable will be offset against the fund’s net payable to LBSF of $28,329,117 and is included in the Statement of assets and liabilities in Payable for investments purchased. Future payments under the Agreement are valued at fair value following procedures approved by the Trustees and are included in the Statement of assets and liabilities. All remaining payments under the Agreement will be recorded as realized gain or loss. The fund’s net payable to LBSF was calculated in accordance with the fund’s master contract with LBSF. The fund has accrued interest on the net payable, which is included in the Statement of operations in Interest expense. Putnam Management currently is in discussions with LBSF regarding resolution of amounts payable to LBSF. Amounts recorded are estimates and final payments may differ from these estimates by a material amount.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”).
Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions during the period ended March 31, 2010 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the period ended March 31, 2010, the fund’s expenses were reduced by $1,289 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $525, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the period ended March 31, 2010, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $41,339 and $463 from the sale of class A and class M shares, respectively, and received $11,649 and $856 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the period ended March 31, 2010, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the period ended March 31, 2010, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $571,990,975 and $347,675,013, respectively. Purchases and sales of U.S. government securities aggregated $41,950,865 and $107,729,971, respectively.

Written option transactions during the period ended March 31, 2010 are summarized as follows:

	Contract Amounts	Premiums Received

Written options outstanding
at beginning of period	$993,606,000	$57,238,233

Options opened	155,970,720	7,014,517
Options exercised	(37,302,000)	(1,678,590)
Options expired	(37,302,000)	(1,678,590)
Options closed	—	—

Written options outstanding
at end of period	$1,074,972,720	$60,895,570

Note 4: Capital shares

At March 31, 2010, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 3/31/10		Year ended 9/30/09

Class A	Shares	Amount	Shares	Amount

Shares sold	4,296,051	$43,552,744	10,306,073	$91,968,989

Shares issued in connection with
reinvestment of distributions	1,184,929	11,995,081	2,325,860	21,006,503

	5,480,980	55,547,825	12,631,933	112,975,492

Shares repurchased	(6,049,845)	(61,350,076)	(16,822,097)	(151,794,499)

Net decrease	(568,865)	$(5,802,251)	(4,190,164)	$(38,819,007)

	Six months ended 3/31/10		Year ended 9/30/09

Class B	Shares	Amount	Shares	Amount

Shares sold	219,248	$2,208,935	893,723	$7,865,207

Shares issued in connection with
reinvestment of distributions	30,184	303,604	74,402	664,593

	249,432	2,512,539	968,125	8,529,800

Shares repurchased	(541,713)	(5,450,794)	(1,654,051)	(14,759,217)

Net decrease	(292,281)	$(2,938,255)	(685,926)	$(6,229,417)

	Six months ended 3/31/10		Year ended 9/30/09

Class C	Shares	Amount	Shares	Amount

Shares sold	471,487	$4,760,602	1,010,120	$9,163,229

Shares issued in connection with
reinvestment of distributions	22,054	222,732	25,262	229,277

	493,541	4,983,334	1,035,382	9,392,506

Shares repurchased	(151,528)	(1,531,735)	(512,845)	(4,512,731)

Net increase	342,013	$3,451,599	522,537	$4,879,775

	Six months ended 3/31/10		Year ended 9/30/09

Class M	Shares	Amount	Shares	Amount

Shares sold	35,041	$355,260	98,022	$874,225

Shares issued in connection with
reinvestment of distributions	4,596	46,810	9,044	82,066

	39,637	402,070	107,066	956,291

Shares repurchased	(33,281)	(339,072)	(108,338)	(982,838)

Net increase (decrease)	6,356	$62,998	(1,272)	$(26,547)

	Six months ended 3/31/10		Year ended 9/30/09

Class R	Shares	Amount	Shares	Amount

Shares sold	124,927	$1,268,260	70,327	$645,803

Shares issued in connection with
reinvestment of distributions	2,564	26,011	2,017	18,519

	127,491	1,294,271	72,344	664,322

Shares repurchased	(26,888)	(271,837)	(33,684)	(304,666)

Net increase	100,603	$1,022,434	38,660	$359,656

	Six months ended 3/31/10		Year ended 9/30/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	457,143	$4,663,768	570,245	$5,152,570

Shares issued in connection with
reinvestment of distributions	22,095	223,383	76,162	676,692

	479,238	4,887,151	646,407	5,829,262

Shares repurchased	(181,269)	(1,837,297)	(2,156,004)	(19,473,383)

Net increase (decrease)	297,969	$3,049,854	(1,509,597)	$(13,644,121)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of March 31, 2010:

Market values of derivative instruments as of March 31, 2010

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Interest rate
contracts	Receivables	$17,810,315	Payables	$59,345,252

Total		$17,810,315		$59,345,252

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the period ended March 31, 2010 (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as
hedging instruments
under ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$283,695	$(1,086,624)	$11,500,057	$10,697,128

Total	$283,695	$(1,086,624)	$11,500,057	$10,697,128

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as
hedging instruments
under ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$11,725,554	$(4,527,753)	$(21,260,228)	$(14,062,427)

Total	$ 11,725,554	$(4,527,753)	$(21,260,228)	$(14,062,427)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $106,040 for the period ended March 31, 2010. During the period ended March 31, 2010, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $29,158,428 and $40,399,402, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Shareholder meeting results (Unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Ravi Akhoury	44,746,181	1,905,779

Jameson A. Baxter	44,776,637	1,875,323

Charles B. Curtis	44,837,666	1,814,294

Robert J. Darretta	44,783,232	1,868,728

Myra R. Drucker	44,736,743	1,915,217

John A. Hill	44,851,014	1,800,946

Paul L. Joskow	44,861,837	1,790,123

Elizabeth T. Kennan	44,766,965	1,884,995

Kenneth R. Leibler	44,838,601	1,813,359

Robert E. Patterson	44,838,095	1,813,865

George Putnam, III	44,825,010	1,826,950

Robert L. Reynolds	44,855,343	1,796,617

W. Thomas Stephens	44,855,856	1,796,104

Richard B. Worley	44,838,112	1,813,848

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

34,075,160	1,076,540	1,221,123	10,279,137

All tabulations are rounded to the nearest whole number.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus , or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth
Growth Opportunities Fund
International Growth Fund* **
New Opportunities Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend
Asia Pacific Equity Fund*
Capital Opportunities Fund*
Capital Spectrum Fund‡
Emerging Markets Equity Fund*
Equity Spectrum Fund‡
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund

Value
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Value Fund* ††
Mid Cap Value Fund
Small Cap Value Fund*

Income
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

** Prior to January 1, 2010, the fund was known as Putnam International New Opportunities Fund.

†† Prior to January 1, 2010, the fund was known as Putnam International Growth and Income Fund.

Tax-free income
AMT-Free Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector*
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund
Global Industrials Fund
Global Natural Resources Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®

Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Robert L. Reynolds	Francis J. McNamara, III
Putnam Investment	W. Thomas Stephens	Vice President and
Management, LLC	Richard B. Worley	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Officers	Robert R. Leveille
	Robert L. Reynolds	Vice President and
Investment Sub-Manager	President	Chief Compliance Officer
Putnam Investments Limited
57–59 St James’s Street	Jonathan S. Horwitz	Mark C. Trenchard
London, England SW1A 1LD	Executive Vice President,	Vice President and
	Principal Executive	BSA Compliance Officer
Marketing Services	Officer, Treasurer and
Putnam Retail Management	Compliance Liaison	Judith Cohen
One Post Office Square		Vice President, Clerk and
Boston, MA 02109	Charles E. Porter	Assistant Treasurer
Senior Advisor to the Trustees
Custodian		Wanda M. McManus
State Street Bank and	Steven D. Krichmar	Vice President, Senior Associate
Trust Company	Vice President and	Treasurer and Assistant Clerk
Principal Financial Officer
Legal Counsel		Nancy E. Florek
Ropes & Gray LLP	Janet C. Smith	Vice President, Assistant Clerk,
	Vice President, Principal	Assistant Treasurer and
Trustees	Accounting Officer	Proxy Manager
John A. Hill, Chairman	and Assistant Treasurer
Jameson A. Baxter,
Vice Chairman	Susan G. Malloy
Ravi Akhoury	Vice President and
Charles B. Curtis	Assistant Treasurer
Robert J. Darretta
Myra R. Drucker	Beth S. Mazor
Paul L. Joskow	Vice President
Elizabeth T. Kennan
Kenneth R. Leibler	James P. Pappas
Robert E. Patterson	Vice President
George Putnam, III

This report is for the information of shareholders of Putnam American Government Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA027 261085 5/10

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam American Government Income Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: May 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: May 28, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: May 28, 2010